UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 26, 2022, MiX Telematics Limited (the “Company”) issued a press release announcing its preliminary unaudited financial results for the fourth quarter and full fiscal year ended March 31, 2022. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2022, the Company issued a press release announcing the resignation of its Executive Vice President and Chief Financial Officer, John Granara, effective at the close of business on June 24, 2022, and the appointment of Paul Dell as Chief Financial Officer of the Company, effective June 24, 2022. A copy of the press release is attached as Exhibit 99.1.

Mr. Dell, age 40, is a chartered accountant and has served in various senior roles since joining the Company in July 2010. He currently serves as the Company’s Chief Accounting Officer and Chief Financial Officer of MiX Telematics North America Incorporated, a position he has held since July 2019. Mr. Dell served as the Company’s Interim Chief Financial Officer and as a member of the Board from February 2017 to July 2019 and was the Group Financial Controller from September 2012 to February 2017.

Mr. Dell has no family relationships with any director or executive officer of the Company or any arrangement or understanding between him and any other persons pursuant to which Mr. Dell was appointed Chief Financial Officer. There are no related party transactions involving Mr. Dell that are reportable under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.        Description of Exhibit

99.1    Press release, dated May 26, 2022, related to the Company’s preliminary unaudited fourth quarter and full fiscal year 2022 financial results and changes to the board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ John Granara
Name: John Granara
Title: Vice President and Chief Financial Officer

Date: May 26, 2022

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